Preferred Stock	12 Months Ended
Dec. 31, 2011
Preferred Stock [Abstract]
Preferred Stock
Note Eighteen
Preferred Stock

The Company's Board of Directors has the authority to issue preferred stock, and to fix the designation, preferences, rights, dividends, and all other attributes of such preferred stock, without any vote or action by the shareholders. As of December 31, 2011, no such shares are outstanding, nor are any expected to be issued.